Exhibit 10.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 24, 2013, is by and among BARNES & NOBLE, INC., a Delaware corporation (“Lead Borrower”), the other Persons party hereto as borrowers (collectively, together with the Lead Borrower, the “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and each of the Lenders party hereto.

RECITALS:

A. The Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, and the other agents party thereto, are parties to that certain Amended and Restated Credit Agreement, dated as of April 29, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Security Agreement, dated as of April 27, 2012, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 4, 2012, as further amended by that Certain Third Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2012, as further amended by that certain Amendment Letter, dated as of April 26, 2013 and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

B. The Lead Borrower has requested that the Required Lenders consent to certain amendments to the Existing Credit Agreement as set forth in this Amendment.

C. The undersigned Agents and Lenders are willing to amend the Existing Credit Agreement in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, Section 7.06 of the Existing Credit Agreement is hereby amended by amending and restating clauses (c) and (d) of such Section in their entirety as follows:

“(c) the Lead Borrower may make cash dividends in an aggregate amount of up to $20,000,000 in any Fiscal Year to holders of common or preferred stock of the Lead Borrower, provided that Projected Excess Availability and Pro Forma Excess Availability as of the date of payment of such dividend shall be equal to or greater than thirty percent (30.0%) of the Loan Cap;

(d) the Lead Borrower may pay other cash dividends on its Equity Interests (other than Disqualified Stock) and repurchase, redeem or otherwise acquire Equity Interests issued by it if, after giving effect to such transaction or payment, either (i) Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than forty percent (40.0%) of the Loan Cap or (ii) (A) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty percent (20.0%) of the Loan Cap and (B) the Consolidated Adjusted Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such transaction or payment, will be equal to or greater than 1.10 to 1.00, and, in either case, the Lead Borrower shall have delivered written certification as to and a reasonably detailed calculation of demonstrating compliance with either clause (i) or clause (ii) above, as applicable, five (5) Business Days prior to the date of such transaction or payment; and”

SECTION 1.02 Conditions to Effectiveness. The Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent has received evidence of the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received executed signature pages hereto from the Loan Parties, the Agents and the Required Lenders.

(b) All of the representations and warranties in the Loan Documents, as amended on the Amendment Effective Date, shall be true and correct in all material respects, or if such representation and warranty is subject to a materiality standard or material adverse effect provision, such representation and warranty shall be true and correct in all respects, in each case as of the Amendment Effective Date (except in the case of any representation or warranty that applies as of a specific date or dates, in which case such representation or warranty shall have been true and correct in all material respects as of such date or dates).

(c) Immediately before and after giving effect to this Amendment, no Default shall have occurred or be continuing.

(d) The Borrower shall have paid all fees payable to the Administrative Agent and the Lenders in accordance with the Fee Letter, dated as of June 19, 2013, among the Lead Borrower, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Administrative Agent.

SECTION 1.03 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.04 Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

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SECTION 1.05 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 1.06 Counterparts. This Amendment may be executed in any number of counterparts (including by telecopy, PDF, electronic mail or other electronic means) and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.07 Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.08 Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 1.09 Integration. This Amendment represents the agreement of the Borrowers, the Administrative Agent, the Collateral Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.10 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement, the Security Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.11 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement, the Credit Agreement, the Security Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or any other Loan Document. Each of the amendments, waivers and consents provided herein shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendment, waiver or consent (as the case may be). As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended hereby.

(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

BARNES & NOBLE, INC.

BARNES & NOBLE BOOKSELLERS, INC.

BARNES & NOBLE INTERNATIONAL LLC

BARNES & NOBLE MARKETING SERVICES CORP.

BARNES & NOBLE MARKETING SERVICES LLC

BARNES & NOBLE PURCHASING, INC.

BARNES & NOBLE SERVICES, INC.

BARNESANDNOBLE.COM LLC

STERLING PUBLISHING CO., INC.

BARNES & NOBLE COLLEGE BOOKSELLERS, LLC

NOOK MEDIA INC.

NOOK MEDIA LLC

By:	/s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Vice President, Treasurer

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

AGENTS AND LENDERS: BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Andrew Cerussi

Name:	Andrew Cerussi

Title:	Director

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as a Lender, LC Issuer and Swing Line Lender

By:	/s/ Andrew Cerussi

Name:	Andrew Cerussi

Title:	Director

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and LC Issuer

By:	/s/ Jennifer Heard

Name:	Jennifer Heard

Title:	Authorized Officer

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and LC Issuer

By:	/s/ Danielle Baldinelli

Name:	Danielle Baldinelli

Title:	Director

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Nigel Fabien

Name:	Nigel Fabien

Title:	Vice President

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Kasper

Name:	Matthew Kasper

Title:	Vice President

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Louis Alexander

Name:	Louis Alexander

Title:	Attorney in Fact

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:	/s/ Francis Garvin

Name:	Francis Garvin

Title:	Senior Vice President

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Edmundo Kahn

Name:	Edmundo Kahn

Title:	VP

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Julianne Low

Name:	Julianne Low

Title:	Vice President

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Peter F. Crispino

Name:	Peter F. Crispino

Title:	Duly Authorized Signatory

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CIT BANK, as a Lender

By:	/s/ Renee M. Singer

Name:	Renee M. Singer

Title:	Managing Director

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

COLE TAYLOR BANK, as a Lender

By:	/s/ Richard A. Simons

Name:	Richard A. Simons

Title:	GSVP

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ James Tregillies

Name:	James Tregillies

Title:	Vice President

By:	/s/ Jeff Berger

Name:	Jeff Berger

Title:	VP, Head of Bus. Admin.

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

COMPASS BANK, as a Lender

By:	/s/ Michael Sheff

Name:	Michael Sheff

Title:	Senior Vice President

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page